FIRST FUNDS

                  Tennessee Tax-Free Portfolio


                 SUPPLEMENT DATED JUNE 29, 2000
               TO THE OCTOBER 28, 1999 PROSPECTUSES

      This supplement provides new information beyond that
                contained in the prospectus, and
       should be read in conjunction with such prospectus.


The Trustees are currently limiting the shareholder servicing fee applicable to Class II shares of the Tennessee Tax-Free Portfolio
(the "Portfolio") to 0.10%. The Trustees have removed this limitation effective August 1, 2000, causing the Class II shareholder servicing fee to be 0.25%.

The second sentence of the fourth footnote to the table under the section entitled "Fees and Expenses of the Portfolio" shall be deleted in its entirety and replaced with the following language:

     The Trustees have agreed to limit the shareholder servicing fee applicable to Class III shares to 0.00%.

The second to the last sentence of the third paragraph under the section entitled "Distribution Plans and Shareholder Servicing
Plans" shall be deleted in its entirety.